The Dreyfus Socially Responsible Growth Fund, Inc.
Summary Prospectus April 29, 2016
Initial Shares Service Shares

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.dreyfus.com/vifunddocuments. You can also get this information at no cost by calling 1-800-DREYFUS (inside the U.S. only) or by sending an e-mail request to info@dreyfus.com. The fund's prospectus and statement of additional information, dated April 29, 2016 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks to provide capital growth, with current income as a secondary goal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These figures do not reflect any fees or charges imposed by participating insurance companies under their Variable Annuity contracts (VA contracts) or Variable Life Insurance policies (VLI policies), and if such fees and/or charges were included, the fees and expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Initial Shares	Service Shares
Management fees	.75	.75
Distribution (12b-1) fees	none	.25
Other expenses (including shareholder services fees)	.11	.11
Total annual fund operating expenses	.86	1.11

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The Example does not reflect fees and expenses incurred under VA contracts and VLI policies; if they were reflected, the figures in the Example would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Shares	$88	$274	$477	$1,061
Service Shares	$113	$353	$612	$1,352

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 59.57% of the average value of its portfolio.

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Principal Investment Strategy

To pursue its goals, the fund, under normal circumstances, invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

The fund's investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio managers begin by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile.

Next, based on fundamental analysis, the portfolio managers designate the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research.

The portfolio managers then evaluate each stock considered to be a potential purchase candidate to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity.

The portfolio managers then further examine the companies determined to be eligible for purchase, by industry or sector, and select investments from those companies the portfolio managers consider to be the most attractive based on financial considerations.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Social investment risk. Socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, at times the fund's returns may be lower than those funds that are not subject to such special investment considerations.

• Market sector risk. The fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Initial shares from year to year. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance is not necessarily an indication of how the fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, policyowners should consider them when evaluating and comparing the fund's performance. Policyowners should consult the prospectus for their contract or policy for more information.

The Dreyfus Socially Responsible Growth Fund Summary	2

Year-by-Year Total Returns as of 12/31 each year (%) Initial Shares
Best Quarter Q2, 2009: 17.32% Worst Quarter Q4, 2008: -21.47%

Average Annual Total Returns (as of 12/31/15)
	1 Year	5 Years	10 Years
Initial Shares	-3.20%	10.76%	7.05%
Service Shares	-3.41%	10.48%	6.78%
S&P 500® Index reflects no deduction for fees, expenses or taxes	1.39%	12.55%	7.30%
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation (Dreyfus).

Investment decisions for the fund are made by members of the Active Equity Team of Mellon Capital Management Corporation (Mellon Capital), an affiliate of Dreyfus.  The team members are C. Wesley Boggs, William S. Cazalet, CAIA and Ronald P. Gala, CFA. Messrs. Boggs and Gala have each served as a primary portfolio manager of the fund since May 2012, and Mr. Cazalet has served as a primary portfolio manager of the fund since December 2014. Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital.  Mr. Cazalet is a managing director and head of active equity strategies at Mellon Capital. Mr. Gala is a managing director and senior portfolio manager at Mellon Capital.  Each member of the team also is an employee of Dreyfus.

Purchase and Sale of Fund Shares

Fund shares are offered only to separate accounts established by insurance companies to fund VA contracts and VLI policies. Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies, over which the fund assumes no responsibility. Policyowners should consult the prospectus of the separate account of the participating insurance company for more information about buying, selling (redeeming), or exchanging fund shares.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains. Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal personal income tax consequences to policyowners. For this information, policyowners should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as an insurance company), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

The Dreyfus Socially Responsible Growth Fund Summary	3

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The Dreyfus Socially Responsible Growth Fund Summary	4